                         Consent of Independent Auditors



We consent to the reference to our firm under the caption "Experts" in the Registration Statement (Form S-4) for the registration of $125,000,000, 9 1/4% Senior Subordinated Notes, due 2006 and to the incorporation by reference therein of our report dated February 6, 1995, with respect to the financial statements and other financial information of McKerley Health Care Center-Concord Limited Partnership included in Genesis Health Ventures, Inc.'s Current Report (Form 8K/A), dated April 5, 1996, filed with the Securities and Exchange Commission.




                                                               Ernst & Young LLP

Manchester, New Hampshire
October 24, 1996

                         Consent of Independent Auditors



We consent to the reference to our firm under the caption "Experts" in the Registration Statement (Form S-4) for the registration of $125,000,000, 9 1/4% Senior Subordinated Notes, due 2006 and to the incorporation by reference therein of our report dated February 24, 1995, with respect to the financial statements of McKerley Health Facilities included in Genesis Health Ventures, Inc.'s Current Report (Form 8K/A), dated April 5, 1996, filed with the Securities and Exchange Commission.




                                                               Ernst & Young LLP


Manchester, New Hampshire
October 24, 1996

                         Consent of Independent Auditors



We consent to the reference to our firm under the caption "Experts" in the Registration Statement (Form S-4) for the registration of $125,000,000, 9 1/4% Senior Subordinated Notes, due 2006 and to the incorporation by reference therein of our report dated February 24, 1995, with respect to the financial statements of McKerley Health Care Centers, Inc. included in Genesis Health Ventures, Inc.'s Current Report (Form 8K/A), dated April 5, 1996, filed with the Securities and Exchange Commission.




                                                               Ernst & Young LLP


Manchester, New Hampshire
October 24, 1996

                         Consent of Independent Auditors



We consent to the reference to our firm under the caption "Experts" in the Registration Statement (Form S-4) and the related Prospectus of Genesis Health Ventures, Inc. for the registration of $125,000,000 Senior Subordinated Notes, due 2006 and to the incorporation by reference therein of our report dated March 15, 1996, with respect to the combined financial statements of National Health Care Affiliates, Inc. and Related Entities for the year ended December 31, 1995, included in Genesis Health Ventures, Inc. Current Report (Form 8K/A), dated May 3, 1996, filed with the Securities and Exchange Commission.



                                                               Ernst & Young LLP


Buffalo, New York
October 24, 1996